                                                                    EXHIBIT 25.1

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)

                                   ---------

              THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
              (Exact name of trustee as specified in its charter)

                                                            59-2283428
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

800 BRICKELL AVENUE
SUITE 300
MIAMI, FLORIDA                                              33131
(Address of principal executive offices)                    (Zip code)

                                   ---------

              THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
                            10161 CENTURION PARKWAY
                          JACKSONVILLE, FLORIDA 32256
                               ATTN: DEREK KETTEL
                                 (904) 998-4716
           (Name, address, and telephone number of agent for service)

                                   ---------

                               ATHEROGENICS, INC.
              (Exact name of obligor as specified in its charter)

GEORGIA                                                     58-2708232
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

8995 WESTSIDE PARKWAY
ALPHARETTA, GEORGIA                                         30004
(Address of principal executive offices)                    (Zip code)

                                   ---------

                        4.50% CONVERTIBLE NOTES DUE 2008
                      (Title of the indenture securities)


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1.       General information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.


                       NAME                                     ADDRESS

         COMPTROLLER OF THE CURRENCY                     WASHINGTON, D.C. 20219
         UNITED STATES DEPARTMENT OF THE TREASURY
         FEDERAL RESERVE BANK                            ATLANTA, GEORGIA 30309
         FEDERAL DEPOSIT INSURANCE CORPORATION           WASHINGTON, D.C. 20429

         (b)      Whether it is authorized to exercise corporate trust powers.

         YES.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the articles of association of The Bank of New York Trust Company of Florida, N.A. (Exhibit 1 to Form T-l filed with Registration Statement No. 333-100717).

         2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-l filed with Registration Statement No. 333-100717).

         3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-l filed with Registration Statement No. 333-100717).

         4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-l filed with Registration Statement No. 333-100717).

         6. The consent of the trustee required by Section 321(b) of the Act.

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                   SIGNATURE

         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company of Florida, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 5th day of September, 2003.


                                    THE BANK OF NEW YORK TRUST COMPANY OF
                                    FLORIDA, N.A.

                                    By: /s/ Derek Kettel
                                       ----------------------------------------
                                    Name: Derek Kettel
                                    Title: Vice President

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                                   SIGNATURE


         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company of Florida, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 5th day of September, 2003.


                                    THE BANK OF NEW YORK TRUST COMPANY OF
                                    FLORIDA, N.A.

                                    By: /S/ Derek Kettel
                                       ----------------------------------------
                                    Name: Derek Kettel
                                    Title: Vice President

                                                                      EXHIBIT 6


                             CONSENT OF THE TRUSTEE


Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, The Bank of New York Trust Company of Florida, N.A., hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                    THE BANK OF NEW YORK TRUST COMPANY OF
                                    FLORIDA, N.A.

                                    By: /s/ Derek Kettel
                                       ----------------------------------------
                                    Name: Derek Kettel
                                    Title: Vice President


Jacksonville, Florida
September 5, 2003

                                                                      EXHIBIT 6


                             CONSENT OF THE TRUSTEE


Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, The Bank of New York Trust Company of Florida, N.A., hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                    THE BANK OF NEW YORK TRUST COMPANY OF
                                    FLORIDA, N.A.


                                    By: /S/ Derek Kettel
                                       ----------------------------------------
                                    Name: Derek Kettel
                                    Title: Vice President


Jacksonville, Florida
September 5, 2003

                                                                      EXHIBIT 7


                      Consolidated Report of Condition of
              THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
              of 800 Brickell Avenue, Suite 300, Miami, FL 33131


         At the close of business March 31, 2003, published in accordance with Federal regulatory authority instructions.


                                                                                       Dollar Amounts
                                                                                        in Thousands
                                                                                       --------------

ASSETS
Cash and balances due from depository institutions:
    Noninterest-bearing balances
           and currency and coin .............................................            $ 2,553
    Interest-bearing balances ................................................              7,097
Securities:
    Held-to-maturity securities ..............................................                  0
    Available-for-sale securities ............................................              8,618
Federal funds sold and securities purchased under agreements to resell:
    Federal funds sold in domestic offices ...................................                  0
    Securities purchased under agreements to resell ..........................                  0
Loans and lease financing receivables:
    Loans and leases held for sale ...........................................                  0
    Loans and leases, net of unearned income .................................     0
    LESS: Allowance for loan and lease losses ................................     0
    Loans and leases, net of unearned income and allowance and reserve .......                  0
Trading assets ...............................................................                  0
Premises and fixed assets (including capitalized leases) .....................              1,437
Other real estate owned ......................................................                  0
Investments in unconsolidated subsidiaries and associated companies ..........                  0
Customers' liability to this bank on acceptances outstanding .................                  0
Intangible assets
    Goodwill .................................................................             14,182
    Other Intangible Assets ..................................................                108
Other assets .................................................................              1,106
                                                                                          -------
Total assets .................................................................            $35,101
                                                                                          =======

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
LIABILITIES
Deposits:
        In domestic offices .............................................................            $     0
        Noninterest-bearing .............................................................       0
        Interest-bearing ................................................................       0
Federal funds purchased and securities sold under agreements to repurchased:
        Federal funds purchased in domestic offices .....................................                  0
        Securities sold under agreements to repurchase ..................................                  0
Trading liabilities .....................................................................                  0
Other borrowed money:
        (includes mortgage indebtedness and obligations under capitalized leases) .......              6,000
Bank's liability on acceptances executed and outstanding ................................                  0
Subordinated notes and debentures .......................................................                  0
Other liabilities .......................................................................              3,062
                                                                                                     -------
Total liabilities .......................................................................              9.062
                                                                                                     -------
Minority interest in consolidated subsidiaries ..........................................                  0

EQUITY CAPITAL

Common stock ............................................................................                750
Surplus .................................................................................              4,299
Retained earnings .......................................................................             20,988
Accumulated other comprehensive income ..................................................                  2
Other equity capital components .........................................................                  0
Total equity capital ....................................................................             26,039
                                                                                                     -------
Total liabilities and equity capital ....................................................            $35.101
                                                                                                     -------


         I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

         Thomas J. Mastro        )      Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


         Richard G. Jackson      )
         Nicholas C. English     )      Directors
         Karen B. Shupenko       )


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